                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                         April 24, 1998 (April 24, 1998)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                               OLSTEN CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                    0-3532
                           ------------------------
                            (Commission File Number)


                                   13-2610512
                       ---------------------------------
                        (IRS Employer Identification No.)



                              175 Broad Hollow Road
                          Melville, New York 11747-8905
                   -----------------------------------------
                   (Address of principal executive officers)


                               (516) 844-7800
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS
------      ------------

            Registrant released the press release attached hereto as
            Exhibit 99 on April 24, 1998.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------      ------------------------------------------------------------------

            (c)  Exhibits

                 Exhibit 99 -- Press release dated April 24, 1998.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OLSTEN CORPORATION
                                              (REGISTRANT)


Date:  April 24, 1998                      By:/s/ Laurin L. Laderoute, Jr.
                                              ----------------------------
                                              Laurin L. Laderoute, Jr.
                                              Vice President